Exhibit 10.3

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

AMENDMENT TO EXCLUSIVE LICENSE AGREEMENT

This AMENDMENT (the Amendment”) dated as of July 26, 2012 to the EXCLUSIVE LICENSE AGREEMENT (the “License Agreement”) between THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY (“Stanford”), an institution of higher education having powers under the laws of the State of California, and RUGA CORPORATION (“RUGA”), a corporation having a principal place of business at 550 Hamilton Avenue, Suite 220, Palo Alto CA 94301, effective as of January 25, 2012.

Capitalized terms not defined herein shall have the meanings assigned to them in the License Agreement.

WITNESSETH:

WHEREAS, on January 25, 2012, Stanford and Ruga entered into the License Agreement; and

WHEREAS, the parties now desire to modify clause (a) and (b) of Section 7.10 of the License Agreement and Appendix A of the License Agreement;

NOW, THEREFORE, in consideration of the payment of ten dollars and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows;

1. The License Agreement is hereby amended as follows:

Appendix A of the License Agreement is replaced with Appendix A annexed hereto

2. (A) This Amendment shall be construed and interpreted in accordance with the laws of the State of California without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

    (B) Except as amended hereby, the terms and provisions of the License Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the License Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the License Agreement as amended by this Amendment.

    (C) This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY

By:	/s/ Katharine Ku
Name: Katharine Ku
Title: Director Technology Licensing

RUGA CORPORATION

By:	/s/ Ray Tabibiazar
Name: Ray Tabibiazar
Title: CEO

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Exchange Act of 1933, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

APPENDIX A

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